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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 1, 2004

PACIFIC ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	313345 (Commission File Number)	68-0490580 (IRS Employer Identification No.)

5900 Cherry Avenue
Long Beach, CA 90805-4408
(Address of Principal Executive Offices)

(562) 728-2800
(Registrant's telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. SUPPLEMENTAL CONSOLIDATING FINANCIAL INFORMATION

        Attached as Exhibit 99.1 are the consolidated financial statements of Pacific Energy Partners, L.P. ("Pacific") for the year ended December 31, 2003 and the condensed consolidated financial statements for the three months ended March 31, 2004.

        On June 16, 2004, Pacific and its subsidiary, Pacific Energy Finance Corporation, completed a private offering of $250 million principal amount of 7 1/8% Senior Notes due 2014 (the "Notes"), to qualified institutional buyers in reliance on Rule 144A and to non-U.S. persons under Regulation S of the Securities Act of 1933. The Notes were guaranteed by certain of Pacific's subsidiaries (the "Guarantor Subsidiaries"). Each of the attached condensed consolidated financial statements contains a note, "Supplemental Condensed Consolidating Financial Information," which provides financial information reflecting Pacific's separate accounts, the combined accounts of the Guarantor Subsidiaries, the combined accounts of Pacific's other non-guarantor subsidiaries, the combined consolidating adjustments and eliminations and Pacific's consolidated accounts for the dates and periods covered by each of the condensed consolidated financial statements. This note does not appear in the condensed consolidated financial statements included in Pacific's Annual Report on Form 10-K for the year ended December 31, 2003 or Pacific's Quarterly Report on Form 10-Q for the period ended March 31, 2004.

ITEM 8.01. DIRECTORS

        In April 2004, John C. Linehan and William L. Thacker were elected to the Board of Directors of Pacific Energy GP, Inc.

        Mr. Linehan, 65, served as the Chairman and Chief Executive Officer of Texaco Refining and Marketing (East) Inc. from September 2001 to March 2002. Prior thereto, from 1985 to 1999, Mr. Linehan held various positions at the Kerr-McGee Corporation, including Vice President, Controller, Senior Vice President and Chief Financial Officer. Mr. Linehan serves as Chairman of Pacific's Conflicts Committee and is a member of Pacific's Audit and Compensation Committees.

        Mr. Thacker, 59, held various positions from March 1997 until May 2002 at Texas Eastern Products Pipeline Co., LLC, the general partner of TEPPCO Partners, L.P., including serving as Chairman, President and Chief Executive Officer. Mr. Thacker serves as Chairman of Pacific's Nominating and Corporate Governance Committee and is a member of Pacific's Audit and Compensation Committees.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC ENERGY PARTNERS, L.P.
By:	PACIFIC ENERGY GP, INC. its General Partner
By:	/s/ GERALD A. TYWONIUK Gerald A. Tywoniuk Senior Vice President, Chief Financial Officer and Treasurer

Date: September 1, 2004

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EXHIBIT INDEX

Exhibit No.		Description
99.1	—	Pacific Energy Partners, L.P. Condensed Consolidated Financial Statements for the three month period ended March 31, 2004 and Consolidated Financial Statements for the year ended December 31, 2003

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ITEM 8.01.
SIGNATURES
EXHIBIT INDEX